UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025
 ______________________
INGREDION INCORPORATED
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	1-13397	22-3514823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois		60154
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 551-2600
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a) On May 21, 2025, at the 2025 annual meeting of stockholders (the “2025 annual meeting”) of Ingredion Incorporated (the “Company”), the Company’s stockholders voted on three proposals, which are described in the proxy statement for the 2025 annual meeting filed with the Securities and Exchange Commission on April 9, 2025 (the “2025 proxy statement”).
(b) As of the record date for the 2025 annual meeting, an aggregate of 64,299,712 shares of the Company’s common stock were outstanding and entitled to vote at the meeting. Each share of common stock is entitled to one vote per share.
The final voting results with respect to each proposal voted upon at the 2025 annual meeting are set forth below.
Proposal 1
The holders of the outstanding shares of the Company’s common stock elected to the Company’s Board of Directors each of the 11 nominees specified in the 2025 proxy statement, based on the following numbers of votes:

Name	For	Against	Abstentions	Broker Non-Votes
David B. Fisher	52,132,151	1,438,379	272,157	3,796,591
Rhonda L. Jordan	51,379,768	2,188,485	274,434	3,796,591
Gregory B. Kenny	51,066,577	1,795,784	980,326	3,796,591
Charles V. Margo	52,726,929	841,620	274,138	3,796,591
Victoria J. Reich	52,278,773	1,288,595	275,319	3,796,591
Catherine A. Suever	52,816,774	757,965	267,948	3,796,591
Stephan B. Tanda	52,597,415	968,885	276,387	3,796,591
Jorge A. Uribe	52,533,292	977,433	331,962	3,796,591
Patricia Verduin	52,603,641	950,229	288,817	3,796,591
Dwayne A. Wilson	51,040,745	2,528,221	273,721	3,796,591
James P. Zallie	52,331,078	1,240,347	271,262	3,796,591
Each nominee elected to the Board of Directors at the 2025 annual meeting was elected for a term of one year and until his or her successor has been elected and qualified or until the director’s earlier death, resignation, or removal.
Proposal 2
The holders of the outstanding shares of the Company’s common stock approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2025 proxy statement, based on the following numbers of votes:

For	Against	Abstentions	Broker Non-Votes
50,840,164	2,679,283	323,240	3,796,591

Proposal 3
The holders of the outstanding shares of the Company’s common stock ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, based on the following numbers of votes:

For	Against	Abstentions
54,612,654	2,963,844	62,780

There were no broker non-votes with respect to this proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2025	Ingredion Incorporated

	By:	/s/ Tanya M. Jaeger de Foras
Tanya M. Jaeger de Foras Senior Vice President, Chief Legal Officer, Corporate Secretary and Chief Compliance Officer